Exhibit 10.9


                       PROTEIN POLYMER TECHNOLOGIES, INC.
                             2002 STOCK OPTION PLAN

     1. PURPOSE. The Plan is intended to provide incentive to employees, directors, advisors and consultants of the Corporation to encourage proprietary interest in the Corporation, to encourage such employees to remain in the employ of the Corporation or such directors, advisors and consultants to remain in the service of the Corporation, and to attract new employees, directors, advisors and consultants with outstanding qualifications.

     2. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

        (a) "Administrator" shall mean the Board or the Plan Committee of the Board, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

        (b) "Board" shall mean the Board of Directors of the Corporation.

        (c) "Change of Control" shall mean, a change of control of a nature that would be required to be reported in response to Item 1 of Form 8-K required to be filed pursuant to the Exchange Act; provided that, without limitation, such a Change of Control shall be deemed to have occurred if:

            (i) the Shareholders of the Company approve a definitive agreement to sell, transfer, or otherwise dispose of all or substantially all of the Company's assets and properties; or

            (ii) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or any "person" who as of the date this Plan is adopted by the Board, is a director or officer of the Company (including any trust of such director or officer), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that the following shall not constitute a "Change of Control" of the Company:

                 (a) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities);

                 (b) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                 (c) upon the death of any person who as of the date of this Agreement is a director or officer of the Company, the transfer (x) by testamentary disposition or the laws of intestate succession to the estate or the legal beneficiaries or heirs of such person, or (y) by the provisions of any living trust to the named current income beneficiaries thereof of the securities of the Company beneficially owned by such director or officer of the Company; or

            (iii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

            (iv) the shareholders of the Company approve the dissolution of the Company or a definitive agreement to merge or consolidate the Company with or into another entity in which the Company is not the continuing or surviving corporation or pursuant to which any shares of the Company's stock would be converted into cash, securities or other property of another entity, other than a merger of the Company in which holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock (or equivalent securities) of the surviving entity immediately after the merger as immediately before.

        (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) "Commission" shall mean the Securities and Exchange Commission.

        (f) "Common Stock" shall mean the common stock of the Corporation and any class of shares into which such common stock hereafter may be converted or reclassified.

        (g) "Corporation" shall mean Protein Polymer Technologies, Inc., a Delaware corporation.

        (h) "Disability" shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.

        (i) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation.

        (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

        (l) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

            (i) If the Shares are (A) listed on an exchange, the closing price as reported for composite transactions on the date of valuation, or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, or (B) traded over-the-counter on the National Market System (the "NMS") of The Nasdaq Stock Market, Inc. ("NASDAQ"), the last sale price on the business day immediately prior to the date of valuation, or, if no sale occurred on such date, then the mean between the highest bid and lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in NASDAQ;

            (ii) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in NASDAQ as of the close of business on the date of valuation, or, if on such day such Shares are not quoted in NASDAQ, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; or

            (iii) If neither clause (i) nor (ii) above applies, the Fair Market Value shall be determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

        (m) "Grant Date" shall mean the date on which the granting of an Option is authorized by the Administrator or such other date as prescribed by the Administrator.

        (n) "Incentive Stock Option" shall mean an option described in Section 422 of the Code.

        (o) "Nonstatutory Stock Option" shall mean an option that does not meet the requirements of Section 422(b) of the Code or is not intended to be an Incentive Stock Option.

        (p) "Option" shall mean any stock option granted pursuant to the Plan. An Option shall be granted as of the Grant Date.

        (q) "Option Agreement" shall mean a written stock option agreement evidencing the grant of an Option.

        (r) "Option Limit" shall have the meaning assigned to it in Section 6.

        (s) "Optionee" shall mean a Participant who has received an Option.

        (t) "Participant" shall have the meaning assigned to it in Section 5(a) hereof.

        (u) "Plan" shall mean this Protein Polymer Technologies, Inc. 2002 Stock Option Plan, as it may be amended from time to time.

        (v) "Plan Committee" shall mean a committee of two or more directors appointed by the Board to administer the Plan.

        (w) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

        (x) "Retirement" shall mean the voluntary termination of employment by an employee after qualifying for early or normal retirement under any pension plan or profit sharing or benefit plan of the Corporation or its Subsidiaries. If an employee is not covered by any such plan, "Retirement" shall mean voluntary termination of employment after the employee has attained age sixty-five (65) and after the employee has attained the tenth (10th) anniversary of his or her last preceding date of hire, or as otherwise determined in the Administrator's sole discretion.

        (y) "Section 16 Participant" shall mean a Participant who is (or, in the opinion of the Administrator, may be) generally subject to the Section 16 Requirements with respect to purchases and sales of Common Stock or other equity securities of the Corporation.

        (z) "Section 16 Requirements" shall mean the those obligations and requirements imposed on officers and directors by Sections 16(a) and 16(b) of the Exchange Act and the rules of the Commission promulgated thereunder.

        (aa) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (bb) "Subsidiary" shall mean any subsidiary corporation as defined in
Section 425(f) of the Code.

        (cc) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

        (dd) "Transfer Agent" shall mean a third-party organization retained by the Corporation to maintain the stock transfer records of the Corporation.

     3. EFFECTIVE DATE. The Plan was adopted by the Board effective March 15, 2002. Options granted prior to obtaining shareholder approval in accordance with
Section 16 of the Plan shall be granted subject to such shareholder approval and must be rescinded if such approval is not obtained in accordance with such section.

     4. ADMINISTRATION.

        (a) Administrator. Subject to subsection (c) below, the Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Plan Committee which shall be appointed by the Board as provided in the Corporation's Bylaws. The Board may from time to time remove members from, or add members to, the Plan Committee. Vacancies on the Plan Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Plan Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

        (b) Powers of Administrator. The Administrator shall from time to time at its discretion select the Optionees who are to be granted Options, determine the number of Shares to be subject to Options to be granted to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options. The Administrator shall have full power and authority to operate, manage and administer the Plan and interpret and construe the Plan and the terms of all Option Agreements. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

        (c) Disinterested Administration. If the Common Stock is registered under the Exchange Act and Section 16 Participants are to receive Options hereunder, this Plan shall be administered by the Board or by a Plan Committee consisting solely of two or more directors each of whom shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

     5. PARTICIPATION.

        (a) Eligibility. The Optionee shall be such persons (collectively, "Participants"; individually a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

            (i) Employees (who may be officers, whether or not they are directors) of the Corporation or of a Subsidiary and non-employees to whom an offer of employment has been extended; and

            (ii) directors, advisors and consultants of the Corporation or a Subsidiary.

      Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as Participants in the Plan for any period or periods of time. The Administrator may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Option to a Participant that the Participant surrender for cancellation some or all of the Options which have been previously granted to such person under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option, may contain such other terms as the Administrator deems appropriate, and shall be exerciseable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option.

        (b) Ten-Percent Shareholders. A Participant who, at the time of grant, owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation or its parent shall not be eligible to receive an Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the Grant Date.

        (c) Stock Ownership. For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

        (d) Outstanding Stock. For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include

Shares authorized for issue under outstanding Options held by the Optionee or by any other person.

     6. STOCK. The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan at any time shall not exceed 1,500,000 Shares (the "Option Limit"), subject to adjustment as provided for in this Plan. Notwithstanding the foregoing, upon the full or partial payment of any Purchase Price by the transfer to the Corporation of Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Shares actually issued or transferred by the Corporation. In the event any outstanding Option granted under this Plan for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Option shall again be available to be granted as Options under this Plan. Notwithstanding the previous sentence, to the extent required by Section 162(m) of the Code, Shares subject to Options which are canceled continue to be counted against the Option Limit and if, after an Option grant, the price of Shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a New Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Option Limit. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified in Section 10.

     7. TERMS AND CONDITIONS OF OPTIONS.

        (a) Stock Option Agreements. Each Option shall be evidenced by an Option Agreement in such other form as the Administrator shall from time to time determine. Such Option Agreements need not be identical but shall comply with and be subject to the terms and conditions set forth in this Section 7.

        (b) Nature of Option. Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

        (c) Optionee's Undertaking. Each Optionee shall agree to remain in the employ or service of the Corporation and to render services for a period as shall be determined by the Administrator, from the Grant Date of the Option or such other date agreed to by the Optionee and the Corporation, but such agreement shall not impose upon the Corporation any obligation to retain the Optionee in their employ or service for any period.

        (d) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

        (e) Exercise Price; Exercise of Options. Each Option shall state the Exercise Price. The Exercise Price in the case of an Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Grant Date. The Exercise Price in the case of any Nonstatutory Stock Option, shall not be less than Eighty-five percent (85%) of the Fair Market Value on the Grant Date. The Exercise Price in the case of any Incentive Stock Option granted to persons other than to an Optionee described in Section 5(b) hereof, shall not be less than the Fair Market Value on the Grant Date. At the sole discretion of the Administrator, any Option granted under this Plan to any Participant may be exercisable in whole or in part immediately upon the grant thereof, or only after the occurrence of a specified event and/or only in installments, which installments may be equal or otherwise, and which installments may vary as to the number thereof as well as to whether any unexercised installments are cumulative through the life of a particular Option; provided that, in any event, such Option shall be exercisable at a minimum rate of at least twenty percent (20%) per year over the period five years from the Grant Date for the Option in question; however, in the case of an Option granted to a Participant who is a director, consultant, advisor or officer of the Corporation, the Administrator may provide that the Option may become fully exercisable, subject to reasonable conditions such as continued employment or service to the Corporation, at any time or during any period established by the Administrator.

        (f) Medium and Time of Payment; Notice. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator in its sole discretion otherwise approves thereof, the Purchase Price may (to the extent permitted by applicable law) be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price.

     In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements before the Optionee shall be permitted to exercise the Option. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Optionee, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and (ii) above.

     The Optionee shall exercise an Option by completing and delivering to the Corporation, concurrently with the payment of the Purchase Price in the manner described above, an exercise notice in such form as the Administrator shall from time to time determine.

        (g) Term and Non-Transferability of Options. Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years (or less, in the discretion of the Administrator) from the Grant Date; except that no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years from the Grant Date (or less, in the discretion of the Administrator). During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. The Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under the Option to terminate.

        (h) Cessation of Employment (Except by Death, Disability or Retirement). If an Optionee's employment or service with the Corporation ceases for any reason or no reason, whether voluntarily or involuntarily, with or without cause, other than pursuant to death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(g) above, to exercise the Option at any time within thirty (30) days after such cessation, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of such cessation, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

     For purposes of this Section 7(h), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth
(90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        (i) Death of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's death, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in
Section 7(g) above, at any time within twelve (12) months after the Optionee's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

        (j) Disability of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's Disability, such Optionee shall have the right, subject to the restrictions referred to in Section 7(g) above, to exercise the Option at any time within twelve (12) months after such cessation by reason of Disability, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

        (k) Retirement of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(g) above, to exercise the Option at any time within ninety (90) days after the date of Retirement, but only to the extent that, at the date of such cessation, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

        (l) Time of Cessation of Service. For purposes of this Plan, the Optionee's employment or service shall be deemed to have ceased or be terminated on the date when the Optionee's employment or service in fact ceased or Optionee is in fact terminated.

        (m) Rights as a Shareholder. No one shall have rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 10 hereof.

        (n) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Administrator may modify an Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted. With the consent of the affected Optionee, the Administrator may cancel any agreement evidencing Options. In the event of such cancellation, the Administrator may authorize the granting of new Options, which may or may not cover the same number of Shares that have been the subject of the prior award, at such Exercise Price and subject to such terms, conditions and discretions as would have been applicable under this Plan had the canceled Options not been granted.

        (o) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute Options under the Plan for options under the plan of the acquired company; provided, however, that (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

        (p) Other Provisions. An Option Agreement authorized under the Plan may contain such terms and provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable in its sole and absolute discretion.

     8. LIMITATION ON ANNUAL AWARDS.

        (a) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation or its parent, exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For the purposes of this
Section 8, Incentive Stock Options shall be taken into account in the order in which they were granted.

        (b) Limitation on Total Options Granted. As long as the Plan is in effect, at no time will Options granted to any Participant pursuant to the Plan exceed 400,000 Shares, subject to adjustment as provided for in Section 10.

     9. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of the Plan ten (10) years after the effective date referred to in
Section 3.

     10. EFFECT OF CERTAIN EVENTS.

        (a) Stock Splits and Dividends. Subject to any required action by shareholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

        (b) Merger, Sale of Assets, Liquidation.

            Subject to any required action by shareholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger.

            If the Corporation sells or disposes of all or substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation or entity, this Plan and each Option shall terminate, but only after each Optionee (or the successor in interest) has been given the right to exercise any unexpired Option or Options in full or in part , to the extent that, on the date of such sale, disposition or merger, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. This right shall be exercisable for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify). Alternatively, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee (or successor in interest) a substitute option or options to purchase shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option shall contain all terms and provisions required substantially to preserve the rights and benefits of all Options then held by the Optionee (or successor in interest) receiving the substitute option. Any other dissolution or liquidation of the Company shall cause each Option to terminate.

            At the discretion of the Administrator, an Option exercised in contemplation of the consummation of the sale of all substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

        (c) Change of Control. In the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Company (other than a tender offer or exchange offer made by the Company or any Subsidiary), whether or not deemed a tender offer under applicable federal or state law, or in the event that any person makes any filing under the Section 13(d) or 14(d) of the Exchange Act with respect to the Company, other than a filing of a Schedule 13G, the Administrator may in its sole discretion, without obtaining shareholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan:

            (i) Accelerate the exercise dates of any outstanding Option, or make the Option fully vested and exercisable;

            (ii) Pay cash to any or all holders of Options at the then-current market value of the Option Shares in exchange for the cancellation of their outstanding Options; or

            (iii) Make any other adjustments or amendments to the Plan and outstanding Options necessary to permit the substitution of new Options for outstanding Options.

        (d) Adjustment Determination. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

        (e) Limitation on Rights. Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. SECURITIES LAW REQUIREMENTS.

        (a) Legality of Issuance. No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

            (i) it and the Optionee have taken all actions required to register the offer and sale of the Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

            (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

            (iii) any other applicable provision of state or Federal law has been satisfied.

        (b) Restrictions on Transfer; Representations of Optionee; Legends. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

            "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

     Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

        (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

        (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

     12. AMENDMENT OF THE PLAN. The Administrator may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's shareholders, no such revision or amendment shall:

        (a) Be made if shareholder approval is required by applicable law, regulation or the requirements of The Nasdaq Stock Market or any exchange or interdealer network where the Shares are trading;

        (b) Increase the number of Shares which may be issued under the Plan;

        (c) Amend this Section 12 to defeat its purpose.

     Without limiting the generality of the foregoing, the Administrator may amend this Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

     13. FINANCIAL STATEMENTS. Each Optionee shall receive financial statements of the Corporation not less than annually.

     14. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

     15. APPROVAL OF SHAREHOLDERS. The Plan must be approved by the affirmative vote of the holders of a majority of the Corporation's outstanding shares of capital stock on or before the date twelve (12) months from the date the Plan was adopted by the Board.

     16. GOVERNING LAW. This Plan, and the Option Agreements, shall be governed by and enforced and construed in accordance with the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware.

     To record the adoption of the Plan by the Board as of March 15, 2002, the Board has caused its authorized officers to sign the Plan and affix the corporate seal hereto.


                                       PROTEIN POLYMER
                                       TECHNOLOGIES, INC.

                                       By:__________________________
                                       Name:________________________
                                       Title:  President


                                       By:__________________________
                                       Name:________________________
                                       Title:  Secretary

            [FORM OF INCENTIVE STOCK OPTION AGREEMENT FOR 2002 PLAN]

                       PROTEIN POLYMER TECHNOLOGIES, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                                   (2002 PLAN)


            THIS AGREEMENT is entered into as of the ____ day of _______ , 20__, between PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and ____________ (the "Optionee").

                                    RECITALS
                                    --------

            A. The Board of Directors of the Company (the "Board") has established the Company's 2002 Stock Option Plan (the "Plan") in order to provide key employees of the Company with a favorable opportunity to acquire shares of the Company's common stock, par value $0.01 per share ("Stock").

            B. The Board has included in the Plan certain provisions to provide for the grant of incentive stock options.

            C. The Board regards the Optionee as a key employee as contemplated by the Plan and has determined that it would be in the best interests of the Company and its stockholders to grant the option described in this Agreement to the Optionee as an inducement to remain in the service of the Company, and as an incentive for increasing efforts during such service.

                                    AGREEMENT
                                    ---------

            NOW, THEREFORE, it is agreed as follows:

            1. Definitions and Incorporation. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan. The terms, conditions and limitations set forth in the Plan are hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he or she has received a copy of the Plan.

            2. Grant of Option. Pursuant to the Plan, the Company hereby grants to the Optionee as of the date hereof the option to purchase all or any part of an aggregate of ____________________ shares of Stock (the "Option"), subject to adjustment in accordance with Section 10 of the Plan. The Option is intended to qualify as an Incentive Stock Option under the Code.

            3. Option Price. The price to be paid for Stock upon exercise of the Option or any part thereof shall be $____ per share (the "Exercise Price"), which equals or exceeds the Fair Market Value of the Stock of the date of the grant of the Option.

            4. Right to Exercise. Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue in accordance with
Schedule 1 attached hereto and hereby made a part hereof.

            5. Securities Law Requirements. No part of the Option shall be exercised if counsel to the Company determines that any applicable registration requirement under the Securities Act or any other applicable requirement of federal or state securities law has not been met.

            6. Term of Option. The Option shall terminate in any event on the earliest of (a) the day of ____________, 20__, at 11:59 P.M. California time,
(b) the expiration of the period described in Section 7 below, (c) the expiration of the period described in Section 8 below or (d) the expiration of the period described in Section 9 below. The Option shall also terminate as provided in the Plan or elsewhere in this Agreement.

            7. Exercise Following Cessation of Employment. If the Optionee's employment with the Company ceases for any reason or no reason, whether voluntarily or involuntarily, with or without cause, other than death, Disability or Retirement, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within thirty (30) consecutive days after the date of such cessation.

            8. Exercise Following Death or Disability. If the Optionee's employment with the Company ceases by reason of the Optionee's death or Disability, or if the Optionee dies after cessation of employment but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within one year after the date of the Optionee's death or cessation by reason of Disability. In the case of death, the exercise may be made by his or her representative or by the person entitled thereto under the Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of the Plan and this Agreement and such writing is delivered to the President or Chairman of the Company.

            9. Exercise Following Retirement. If the Optionee's employment with the Company ceases by reason of Retirement, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within ninety (90) days after the date of the Optionee's Retirement.

            10. Time of Cessation of Service. For the purposes of this Agreement, the Optionee's employment shall be deemed to have ceased on the earlier of (a) the date when the Optionee's employment in fact ceased or (b) except in the case of Retirement, the date when the Optionee gave or received written notice that his or her employment is to cease.

            11. Nontransferability. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative and shall be nontransferable, except that the Optionee may transfer all or any part of the Option by will or by the laws of descent and distribution. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Company's option, shall cause all of the Optionee's rights under this Agreement to terminate.

            12. Effect of Exercise. Upon exercise of all or any part of the Option, the number of shares of Stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

            13. Exercise of Option. The Option may be exercised by delivering to the Company (a) a written notice of exercise in substantially the form prescribed from time to time by the Administrator and (b) full payment of the Exercise Price for each share of Stock purchased under the Option. Such notice shall specify the number of shares of Stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, satisfactory to the Company, of such person's right to exercise the Option. The Purchase Price shall be payable (i) in U.S. dollars in cash (by check), (ii) by delivery of shares of Stock registered in the name of the Optionee having a Fair Market Value at the time of exercise equal to the amount of the Purchase Price, (iii) any combination of the payment of cash and the delivery of Stock or (iv) as otherwise approved by the Administrator in its sole and absolute discretion.

            14. Withholding Taxes. The Company may require the Optionee to deliver payment, upon exercise of the Option, of any withholding taxes (in addition to the Purchase Price) with respect to the difference between the Purchase Price and the Fair Market Value of the Stock acquired upon exercise, which payment shall be made (a) in cash, (b) upon written approval of the Administrator, by delivery of shares of Stock registered in the name of the Optionee, or by the Company not issuing such number of shares of the Stock subject to the Option, having a Fair Market Value at the time of exercise in the amount to be withheld or (c) upon written approval of the Administrator, any combination of (a) and (b) above.

            15. Issuance of Shares. Subject to the foregoing conditions, the Company, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the shares of Stock with respect to which the Option is exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

            16. Notice of Disqualifying Disposition of Shares. If the Optionee sells or otherwise disposes of shares of the Stock acquired pursuant to exercise of the Option on or before the later of (a) the date two years after the Grant Date or (b) the date one year after transfer of such shares to the Optionee upon exercise of the Option, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

            17. Rights as Stockholder. Neither the Optionee nor any other person entitled to exercise the Option shall have any rights as a stockholder of the Company with respect to the Stock subject to the Option until a certificate for such shares has been issued to him or her following the exercise of the Option.

            18. No Rights as an Employee. Nothing in this Agreement shall be construed to give any person the right to remain in the employ of the Company or any Subsidiary or to affect the absolute and unqualified right of the Company and any Subsidiaries to terminate such person's employment at any time for any reason or no reason and with or without cause or prior notice.

            19. Lock-Up. In the event that the Company files a registration statement with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is to be offered, the Optionee shall not effect any public sale or distribution of any shares of the Stock or any of the Company's other equity securities, or of any securities convertible into, or exchangeable or exercisable for such securities, during the period beginning ninety (90) days prior to the filing of such registration statement with the Securities and Exchange Commission and ending on such date after such registration statement has become effective as shall be specified by the managing underwriter of such public offering.

            20. Notices. Any notice to the Company contemplated by this Agreement shall be in writing and shall be addressed to it in care of its President, 10655 Sorrento Valley Road, First Floor, San Diego, California 92121, or such other address as the Company may specify in a notice to the Optionee; and any notice to the Optionee shall be in writing and shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail addressed to the address specified in the immediately preceding sentence.

            21. Interpretation. The interpretation, construction, performance and enforcement of this Agreement and of the Plan shall lie within the sole discretion of the Administrator, and the Administrator's determinations shall be conclusive and binding on all interested persons.

            22. Choice of Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws (not the law of choice of laws) of the State of California.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

                              PROTEIN POLYMER TECHNOLOGIES, INC.



                              By:_____________________________
                                 Name:_______________________
                                 Title:________________________




                              --------------------------------
                              Optionee



                              --------------------------------
                              (Please print Optionee's name)



                              --------------------------------
                              Optionee's Spouse */



                              --------------------------------
                              (Please print spouse's name)


------------
*/ Include Signature and name of Optionee's spouse, if Optionee is married.

                                   SCHEDULE 1
                                   ----------

                                RIGHT TO EXERCISE
                                -----------------

            Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue as follows:

            Commencing on the 25th day of each month following the Grant Date and ending on the third anniversary of the Grant Date, the Option may be exercised to the extent of one-thirty-sixth (1/36) of the shares subject to the Option, plus any shares with respect to which the Option has previously become exercisable but has not been exercised, but in no event shall the Option be exercisable after the tenth anniversary of the Grant Date.

           [FORM OF NONSTATUTORY STOCK OPTION AGREEMENT FOR 2002 PLAN]

                       PROTEIN POLYMER TECHNOLOGIES, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT
                                   (2002 PLAN)


            THIS AGREEMENT is entered into as of the ____ day of __________, 20__, between PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and _______________ (the "Optionee").

                                 R E C I T A L S
                                 - - - - - - - -

            A. The Board of Directors of the Company (the "Board") has established the Company's 2002 Stock Option Plan (the Plan") in order to provide key employees, directors and consultants of the Company with a favorable opportunity to acquire shares of the Company's common stock, par value $0.01 per share ("Stock").

            B. The Board regards the Optionee as a key employee, director or consultant as contemplated by the Plan and has determined that it would be in the best interests of the Company and its stockholders to grant the option described in this Agreement to the Optionee as an inducement to remain in the service of the Company, and as an incentive for promoting efforts during such service.

                                    AGREEMENT
                                    ---------

            NOW, THEREFORE, it is agreed as follows:

            1. Definitions and Incorporation. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan. The terms, conditions and limitations set forth in the Plan are hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he or she has received a copy of the Plan.

            2. Grant of Option. Pursuant to the Plan, the Company hereby grants to the Optionee as of the date hereof the option to purchase all or any part of an aggregate of __________________ shares of Stock (the "Option"), subject to adjustment in accordance with Section 10 of the Plan. The Option is not intended to qualify as an Incentive Stock Option under the Code.

            3. Option Price. The price to be paid for Stock upon exercise of the Option or any part thereof shall be $________ per share (the "Exercise Price"), which equals or exceeds 85% of the Fair Market Value of the Stock on the date of the grant of the Option.

            4. Right to Exercise. Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue in accordance with
Schedule 1 attached hereto and hereby made a part hereof.

            5. Securities Law Requirements. No part of the Option shall be exercised if counsel to the Company determines that any applicable registration requirement under the Securities Act or any other applicable requirement of federal or state securities law has not been met.

            6. Term of Option. The Option shall terminate in any event on the earliest of (a) the ____ day of _________, 20__, at 11:59 P.M. California time,
(b) the expiration of the period described in Section 7 below, (c) the expiration of the period described in Section 8 below or (d) the expiration of the period described in Section 9 below.

            7. Exercise Following Cessation of Employment or Service. If the Optionee's employment or service with the Company ceases for any reason or no reason, whether voluntarily or involuntarily, with or without cause, other than death, Disability or Retirement, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within thirty (30) consecutive days after the date of such cessation.

            8. Exercise Following Death or Disability. If the Optionee's employment or service with the Company ceases by reason of the Optionee's death or Disability, or if the Optionee dies after cessation of employment or service but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within one (1) year after the date of the Optionee's death or cessation by reason of Disability. In case of death, the exercise may be made by his or her representative or by the person entitled thereto under the Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of the Plan and this Agreement and such writing is delivered to the President or Chairman of the Company.

            9. Exercise Following Retirement. If the Optionee's employment or service with the Company ceases by reason of Retirement the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within ninety (90) days after the date of the Optionee's retirement.

            10. Time of Cessation of Service. For the purposes of this Agreement, the Optionee's employment or service shall be deemed to have ceased on the earlier of (a) the date when the Optionee's employment or service in fact ceased or (b) except in the case of Retirement, the date when the Optionee gave or received written notice that his or her employment or service is to cease.

            11. Nontransferability. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative and shall be nontransferable, except that the Optionee may transfer all or any part of the Option by will or by the laws of descent and distribution. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Company's option, shall cause all of the Optionee's rights under this Agreement to terminate.

            12. Effect of Exercise. Upon exercise of all or any part of the Option, the number of shares of Stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

            13. Exercise of Option. The Option may be exercised by delivering to the Company (a) a written notice of exercise in substantially the form prescribed from time to time by the Administrator, and (b) full payment of the Exercise Price for each share of Stock purchased under the Option. Such notice shall specify the number of shares of Stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, satisfactory to the Company, of such person's right to exercise the Option. The Purchase Price shall be payable (i) in U.S. dollars in cash (by check), (ii) by delivery of shares of Stock registered in the name of the Optionee having a Fair Market Value at the time of exercise equal to the amount of the Purchase Price, (iii) any combination of the payment of cash and the delivery of Stock or (iv) as otherwise approved by the Administrator in its sole and absolute discretion.

            14. Withholding Taxes. The Company may require the Optionee to deliver payment, upon exercise of the Option, of all withholding taxes (in addition to the Purchase Price) with respect to the difference between the Purchase Price and the Fair Market Value of the Stock acquired upon exercise, which payment shall be made (a) in cash, (b) upon written approval from the Administrator, by delivery of shares of Stock registered in the name of the Optionee, or by the Company not issuing such number of shares of the Stock subject to the Option, having a Fair Market Value at the time of exercise in the amount to be withheld or (c) upon written approval from the Administrator, any combination of (a) and (b) above.

            15. Issuance of Shares. Subject to the foregoing conditions, the Company, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the shares of Stock with respect to which the Option is exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

            16. Rights as Stockholder. Neither the Optionee nor any other person entitled to exercise the Option shall have any rights as a stockholder of the Company with respect to the Stock subject to the Option until a certificate for such shares has been issued to him or her following the exercise of the Option.

            17. No Rights as to Service. Nothing in this Agreement shall be construed to give any person the right to remain in the employ or service of the Company or any Subsidiary or to affect the absolute and unqualified right of the Company and any Subsidiaries to terminate such person's employment or service relationship at any time for any reason or no reason and with or without cause or prior notice.

            18. Lock-Up. In the event that the Company files a registration statement with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is to be offered, the Optionee shall not effect any public sale or distribution of any shares of the Stock or any of the Company's other equity securities, or of any securities convertible into, or exchangeable or exercisable for such securities, during the period beginning ninety (90) days prior to the filing of such registration statement with the Securities and Exchange Commission and ending on such date after such registration statement has become effective as shall be specified by the managing underwriter of such public offering.

            19. Notices. Any notice to the Company contemplated by this Agreement shall be addressed to it in care of its President, 10655 Sorrento Valley Road, First Floor, San Diego, California 92121, or such other address as the Company may specify in a notice to the Optionee; and any notice to the Optionee shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail addressed to the address specified in the immediately preceding sentence.

            20. Interpretation. The interpretation, construction, performance and enforcement of this Agreement and of the Plan shall lie within the sole discretion of the Administrator, and the Administrator's determinations shall be conclusive and binding on all interested persons.

            21. Choice of Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws (not the law of choice of laws) of the State of California.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

                              PROTEIN POLYMER TECHNOLOGIES, INC.



                              By:_____________________________
                                 Name:_______________________
                                 Title:________________________




                              --------------------------------
                              Optionee



                              --------------------------------
                              (Please print Optionee's name)



                              --------------------------------
                              Optionee's Spouse */



                              --------------------------------
                              (Please print spouse's name)


---------------
*/ Include Signature and name of Optionee's spouse, if Optionee is married.

                                   SCHEDULE 1
                                   ----------

                                RIGHT TO EXERCISE
                                -----------------

            Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue as follows:

            Commencing on the 25th day of each month following the Grant Date and ending on the third anniversary of the Grant Date, the Option may be exercised to the extent of one-thirty-sixth (1/36) of the shares subject to the Option, plus any shares with respect to which the Option has previously become exercisable but has not been exercised, but in no event shall the Option be exercisable after the tenth anniversary of the Grant Date.